Investments (Changes in Fixed Maturity Securities with Noncredit OTTI Losses) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Changes in fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss)
Balance at January 1,	$ (112)	$ (218)
Noncredit OTTI losses recognized	6	17
Securities sold with previous noncredit OTTI loss	125	53
Subsequent changes in estimated fair value	(95)	36
Balance at December 31,	$ (76)	$ (112)